UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  May 28, 2002





                     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)




        Illinois                        1-3672                   37-0211380
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)




               607 East Adams Street, Springfield, Illinois 62739
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (217) 523-3600

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

     Reference is made to Note 2 (Federal - Midwest ISO and Alliance RTO) to the "Notes to Financial Statements (unaudited)" in Central Illinois Public Service Company's (AmerenCIPS) Form 10-Q for the quarterly period ended March 31, 2002, for a discussion of the Federal Energy Regulatory Commission's (FERC) April 25, 2002 order requiring the Alliance companies, including us and our affiliate, Union Electric Company (AmerenUE), to select the regional transmission organization (RTO) in which we will participate within thirty days of the order. On May 28, 2002, we filed with the FERC indicating that we would return to the Midwest Independent System Operator (MISO), although the exact nature of our participation (whether as an individual transmission owner or through an independent transmission company) is subject to further negotiations. Until the tariffs and other material terms of our participation in the MISO are finalized and approved by the FERC, we cannot predict the impact ongoing RTO developments will have on our future financial condition, results of operation or liquidity.


Safe Harbor Statement
---------------------

Statements made in this report, which are not based on historical facts, are "forward-looking" and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such "forward-looking" statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions and financial performance. In connection with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors could cause results to differ materially from management expectations as suggested by such "forward-looking" statements:

     o the effects of regulatory actions, including changes in regulatory policy;
     o the effects of participation in a FERC-approved RTO, including activities associated with the MISO and the Alliance RTO; and
     o    legal and administrative proceedings.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CENTRAL ILLINOIS PUBLIC
                                              SERVICE COMPANY
                                              (Registrant)



                                             By     /s/ Martin J. Lyons
                                               ---------------------------------
                                                        Martin J. Lyons
                                                          Controller
                                                  (Principal Accounting Officer)


Date:  May 30, 2002


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